UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2021

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Value Fund (the “Fund”)—Class Y Shares—posted a return of 45.72% for the year ended May 31, 2021, compared to a return of 60.45% for the Russell 2500 Total Return Index (the “Index”). Please see pages 10 through 12 of this report for complete standardized performance information for the Fund.

Market Perspective
After the substantial market volatility in the first few months of 2020, the experience for most market participants has been largely positive as investors looked through the strong declines in corporate earnings and other pandemic induced economic uncertainties. In more recent months, investors have appeared more exuberant in anticipation of a broad reopening of the economy as vaccination approvals and rollouts have enabled substantial numbers of people in the United States and elsewhere to be vaccinated and begin a return to relative normalcy.

Many companies have seen improving quarterly business results, albeit against very easy comparisons. Investor sentiment for much of the period has also been buoyed by substantial monetary and fiscal support provided by the Federal Reserve and U.S. Executive and Legislative branches. Such support has continued even with the change in presidential administrations after last year’s election and overall levels of assistance have exceeded that provided during the financial crisis of the late 2000s.

Overall, we continue to be impressed by the underlying business performance of the companies in the Fund’s portfolio, which seeks to hold high-quality businesses at reasonable prices. We believe that attention to valuation is critical and that investors in high quality, reasonably priced businesses should be rewarded over the long term.

Commentary on Results
For the year ended May 31, 2021, the Fund’s performance relative to the Index was aided by an underweight position in the Utilities, Real Estate, and Health Care sectors and an overweight in the Industrials and Consumer Discretionary sectors. Specific companies in the Real Estate, Health Care, and Information Technology sectors also contributed positively to performance.

Relative to the Index, the Fund’s cash position, its overweight in the Consumer Staples sector, and its underweight in the Financial and Energy sectors detracted from performance. At the company level, the Fund’s performance was most negatively impacted by specific companies in the Consumer Staples, Consumer Discretionary, Industrial, and Materials sectors.

Historically, the Jensen Quality Value Fund has shown relative outperformance during down-market periods and underperformance in periods of strong market appreciation. This relative performance pattern is typical of the high-quality businesses in which we invest. During the twelve-month period, the strategy continued its high allocation to quality companies, as defined by the S&P

Annual Report	Jensen Quality Value Fund	1

Earnings and Dividend Quality Rankings. The Fund portfolio’s allocation to the highest quality companies, those rated A+, A, and A- averaged 48% of portfolio assets, compared to just 11% of the Index.

This meaningful overweight to quality detracted from returns during the twelve-month period, as share prices of lower-quality companies (rated B+ and below) recovered and outperformed the shares of high-quality companies (those rated A+, A, and A-) by a factor of 1.3x in both the Fund’s portfolio and the Index. While the shares of low-quality companies may outperform the Index when recovering from a bear market, we believe that over the full market cycle investors in higher-quality businesses have the potential to be rewarded with better returns and lower volatility.

Significant differences in company size also impacted returns during the year ended May 31, 2021. For example, 27% of the Fund’s average assets were allocated to companies with market capitalizations under $10 billion, compared to 81% for the Index. These smaller companies outperformed larger companies by a factor of 1.9x in the Fund’s portfolio and 1.7x in the Index, largely on speculation that these business models would benefit from government stimulus measures and low interest rates. This difference in company size impacted relative performance by -24 percentage points, while the investment team’s stock selection contributed +11 percentage points to relative returns. Together, the net result was relative underperformance of approximately -13 percentage points, calculated via performance attribution software, which allows investors to determine the approximate impacts of various factors on Fund performance. Please see pages 10 through 12 of this report for complete standardized performance information for the Fund.

Top and Bottom Contributors
The top contributor to Fund performance for the year ended May 31, 2021 was ON Semiconductor (ON), a manufacturer and marketer of semiconductor components and electronic modules for many electronic devices worldwide. During the period, ON Semiconductor reported revenue and earnings ahead of investor expectations, driven by improving global business activity, particularly in the automotive end market. In addition, lean channel inventories coincided with demand acceleration after the disruption brought by the coronavirus pandemic, supporting a constructive outlook for the industry. ON Semiconductor was selected for the Fund because of its compelling valuation at the time of purchase and its positive fundamental attributes, including global scale, high customer switching costs, high barriers to entry, and diversified revenue sources.

Other notable companies that contributed positively to portfolio performance were CBRE Group (CBRE), a commercial real estate services company, Crown Holdings (CCK), a manufacturer of packaging products including steel and aluminum cans, Expeditors International (EXPD), a logistics manager and import/export broker, and Levi Strauss (LEVI), a casual apparel company.

The largest negative contributor to Fund performance for the twelve months ended May 31, 2021 was Verisk Analytics (VRSK), a software company primarily targeting the property and casualty insurance markets. During the year, Verisk’s ancillary Financial and Energy software businesses produced results that were below investor expectations, partly due to the pandemic and partly due

2	Jensen Quality Value Fund	Annual Report

to increased competition. Verisk was selected for the Fund for its attractive valuation at the time of purchase and its compelling fundamental attributes, which include a dominant market position, high barriers to entry, a large portion of subscription-based revenues, and strong free cash flows.

Other notable holdings that weighed on relative performance included consumer packaged food companies Campbell Soup (CPB), General Mills (GIS), and Kellogg (K), which underperformed the Index due to their stable business models that are not strongly exposed to economic cycles. The Fund’s cash balance, which is necessary to accommodate cash flows into and out of the Fund, also was a negative contributor due to strong market performance.

Portfolio Changes
During the twelve-month period ended May 31, 2021, the investment team continued to purchase the shares of companies we considered undervalued and sold the shares of companies we believed to be overvalued. New companies to the portfolio included Factset Research Systems (FDS), a financial software company, Gentex (GNTX), an automobile mirror manufacturer, Maximus (MMS), a provider of business services, Microchip Technology (MCHP), a semiconductor manufacturer, and Verisk Analytics (VRSK), a provider of risk management software.

Companies sold from the portfolio included Middleby (MIDD), a restaurant equipment company, Netapp (NTAP), a software and cloud services company, Omnicom Group (OMC), an advertising agency holding company, Teradata Corp (TDC), a software analytics and computing hardware company, Varian Medical Systems (VAR), a provider of radiation therapy equipment, Waters Corp (WAT), a manufacturer of scientific instruments, Western Union (WU), a payment and money transfer business, and Xilinx (XLNX), a semiconductor company. As of May 31, 2021, the Fund held 35 companies.

The Jensen Outlook
Much has been written about the recent rise in the U.S. inflation rate, manifested in rising wage and commodity costs, as well as in supply chain dislocations and exacerbated by overall strength in consumer balance sheets arising from substantial stimulus and assistance distributed since the pandemic was declared in early 2020.

Inflationary pressures are very real; what remains to be seen and is harder to predict, is how long such pressures remain. Combined with potential upward pressure on interest rates and a likely return to slower overall growth rates for business performance once the easy comparisons come to an end, there is meaningful potential for volatility going forward in the markets.

While stimulus programs have acted as a necessary salve during the pandemic it is temporary in nature and concerns about the cost and how to pay for the massive distributions that have been added to sovereign debt levels around the globe are increasing. We are also mindful of a potential “fiscal cliff” appearing in 2022 that we do not believe has been fully discounted by the markets this far.

Annual Report	Jensen Quality Value Fund	3

Should inflationary and related concerns become more prevalent we are confident that the quality businesses that we favor are well positioned to navigate the consequent stresses. We seek to invest in high-quality businesses because of the very attributes that solid competitive advantages and successful long-term business models provide. High-quality businesses are characterized by robust financial strength and consistent free cash flow that reduce their dependence on debt capital and the negative impact from higher borrowing costs. Further, the market dominance of high-quality companies provides pricing power that we believe can offset inflationary headwinds that erode the value proposition of lower-quality businesses.

At Jensen we remain focused on the long term, investing in individual companies we deem to be of highest quality as evidenced by strong and durable business characteristics. Our research process prizes dominant competitive advantages, balance sheet strength and free cash flow consistency and provides a framework to understand the companies in which we invest: our decision making is driven by this critical bottom-up fundamental business analysis. While the Fund companies are not immune to global stresses, we remain confident that they possess business models that mitigate economic risk that reduce the volatility of the Fund’s returns. Our goal has been and remains to produce strong long-term returns while minimizing the risk of permanent loss of capital.

We believe the companies in the Fund have the potential to perform relatively well from a fundamental standpoint given their competitive positions and strong cash flow generation. Further, as a result of higher valuations and continued emphasis on equities by most investors, short-term market volatility stemming from any of the factors discussed earlier could also provide us with attractive opportunities as it has in the past. We see this as a key activity for a high conviction, active investment management firm – utilizing market volatility and pricing dislocations as an opportunity to take advantage of disconnects in the stocks of these businesses.

As we look to the remainder of 2021 and beyond, our near-term investment focus will be to analyze additional information about the Fund companies’ revenue, earnings and cash flow growth expectations, the evolving trends associated with the global economic reopening and the impact of some of the pressures discussed earlier. This will further shape our outlook for each business model and their future prospects. We believe the environment will continue to improve for high-quality businesses as economic reality highlights the inherent strengths that such businesses possess and differentiates these companies from less robust competition.

We are tremendously grateful for the ongoing support of our firm and investment strategies from our shareholders, partners and clients and we trust that we will continue to deliver the results you expect of us.

We invite you to seek additional information about the Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Cordially,

The Jensen Quality Value Investment Team

4	Jensen Quality Value Fund	Annual Report

This discussion and analysis of the Fund is as of May 31, 2021 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller-capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Value stocks have a lower expected growth rate in earnings and sales than growth stocks.

The Russell 2500 Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. The index is unmanaged, and you cannot invest directly in an index.

S&P Quality Rankings. S&P ranks index constituents from A+ through C based on trailing earnings and dividend consistency. We consider stocks rated A- and above as high quality and those rated B+ and below as low quality.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

The Jensen Quality Value Fund is distributed by Quasar Distributors, LLC.

Annual Report	Jensen Quality Value Fund	5

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Global Quality Growth Fund (the “Fund”)—Class Y Shares—posted a return of 32.29% for the year ended May 31, 2021, compared to a return of 41.85% for the MSCI All Country World Index (the “Index”). Please see pages 14 through 16 of this report for complete standardized performance information for the Fund. Over the reporting period, the Fund’s investment team continued to receive and deploy additional seed capital in positions initiated upon launch of the Fund and broaden the Fund’s exposure to high quality businesses. The timing of these trades arising from Fund flows resulted in a higher-than-expected cash balance that acted as a headwind to the Fund’s performance relative to the Index over the period.

Investment Process
Despite the headwinds of investing substantial cash balances into rising markets since the Fund’s launch in April 2020, the investment team is pleased with the strong 32.29% return for Class Y shares for the year ended May 31, 2021. The timing of the trades relative to Fund flows resulted in higher-than-expected cash balances during the period, which acted as a headwind responsible for approximately one third of the Fund’s underperformance compared to the Index. The Fund ended May at approximately 0.6% cash. The investment team expects to continue investing additional capital in the coming months as support from existing and new shareholders increases.

In keeping with the Fund’s investment discipline, every company considered must be profitable at a level high enough to achieve a Return on Equity (“ROE”) of at least 15% for each of the last 10 consecutive years, as determined by the Fund’s investment team. In our opinion, generating a ROE of 15% or more every year for a decade is an indication of sustained competitive advantages. From the initial qualifying universe of businesses, we select companies for the Fund’s portfolio based on fundamental research and attractive stock price valuations.

Commentary on Results
For the year ended May 31, 2021, the Fund’s relative overweight to the Information Technology sector contributed to performance as did the lack of exposure to the Utilities and Real Estate sectors (where few companies qualify for the Fund’s investable universe) while the relative overweight to the Healthcare and Consumer Staples sectors detracted from performance. From a stock selection perspective, Healthcare stocks have underperformed since the Fund launch in April 2020, detracting from performance as did economically sensitive stocks in the Industrials sector. Stock selection was positive in the Information Technology and Communication Services sectors where several companies contributed strong risk-adjusted returns in the face of pandemic-induced economic and market turmoil.

The U.S. stock market has proven robust despite the economic upheaval resulting from the pandemic. The market’s “V-shaped” recovery propelled momentum and lower quality stocks to outperform over the last six months, neither of which we favor for the Fund given its strategic

6	Jensen Global Quality Growth Fund	Annual Report

emphasis on high-quality companies. The Fund’s European companies also detracted from performance as European stocks, particularly the more consistent companies, did not keep pace with the cyclical-led rally in European markets.

At the company level, the Fund’s top performers were Taiwan Semiconductor (TSMC) and Alphabet (GOOGL). TSMC has experienced improving business performance and demand for its chips over the last twelve months in part due to the economic shifts that have taken place during the pandemic. The company recently raised guidance for the remainder of the calendar year and expects revenue growth to outpace industry growth due to strong demand for its products in its automotive, 5G and the Internet of Things (IoT) end markets. Continuing recovery in macroeconomic activity has helped boost business performance at Alphabet over the last three fiscal quarters with increases in advertiser spending producing a solid recovery in margins for the business. The stock price has reflected this favorable performance and highlighted the fundamental competitive advantages of the company’s business model. In our view, competitive advantages for Alphabet are largely intact despite the shocks to economic activity experienced over the last twelve months; likewise, investments in its Google cloud business are showing improving returns and recent capital allocation decisions are aligned with long-term shareholder interests.

The largest detractor to performance was GlaxoSmithKline (GSK) which experienced share price weakness arising from slowing European growth, demand declines for key vaccines due to lower overall healthcare utilization during the pandemic and a softer U.S. Dollar. Business performance at GSK in previous quarters had remained relatively strong but the recent slowing caused short-term concerns among investors leading to a pullback in the stock price. We continue to believe that the long-term outlook for GSK remains sound, which is supported in the near-term by unchanged overall guidance from the company. The company expects a recovery in business performance as healthcare utilization returns to normalized levels and we are monitoring these trends closely.

The Jensen Outlook
Global markets have recovered substantially since the COVID-19 pandemic took hold in early 2020. Much of the strong rally over the last twelve months can be attributed to the easy comparisons for many businesses recovering from the severe impact of economic lockdowns that were in place for much of the first half of 2020. Also buoying global economies and business performance has been the widespread monetary and fiscal support by global central banks and governments in the trillions of dollars, a multiple of the support provided in response to the financial crisis of 2008. While support is expected to continue in the months ahead it is unlikely that the tailwinds that benefitted global markets for much of the last twelve months will continue.

As and when fiscal and monetary support eases, we believe that a more normalized economic environment could prove a headwind to the market and thus give pause to what has been a very strong bull market recovery. There are also growing concerns regarding rising inflation data, manifested in rising wage and commodity costs, and supply chain dislocations that could make it more challenging for companies to continue producing strong business performance, especially if they lack sound competitive advantage profiles and substantial free cash flow generation that we believe is necessary to navigate more challenging economic circumstances.

Annual Report	Jensen Global Quality Growth Fund	7

High-quality businesses such as the ones in which the Fund invests enjoy the foundations noted above and thus, to our view, should be well-positioned to weather the ups and downs of a recovering global economy buffeted by rising costs and episodic flareups in the pandemic. Although these businesses were not rewarded to the extent of lower quality companies over the last year, partially due to the timing of the Fund launch, we believe that they will be favored as a more normalized economic environment returns.

At Jensen we remain focused on the long term, investing in individual companies we deem to be of highest quality as evidenced by strong and durable business characteristics. Our research process focuses on identifying competitive advantages, balance sheet strength and free cash flow consistency and provides a framework to deeply understand the companies in which we invest. Much of our decision making is driven by this bottom-up fundamental business analysis. While companies in the Fund are not immune to global stresses, we remain confident that they possess business models that mitigate economic risk and reduce the volatility of the Fund’s prospective returns. Our goal has been and remains to produce strong risk-adjusted long-term returns while minimizing the risk of permanent loss of capital.

We believe the companies in the Fund have the potential to perform relatively well from a fundamental standpoint given their competitive strengths and strong cash flow generation. Further, because of higher valuations and continued emphasis on equities by most investors, short-term market volatility stemming from any of the factors discussed earlier could provide us with attractive opportunities to deploy capital, as it has in recent months. We see this as a key activity for a high conviction, active investment management firm – utilizing market volatility and pricing dislocations as an opportunity to take advantage of disconnects in the stocks of these businesses.

As we look to the remainder of 2021 and beyond, our near-term investment focus will be to analyze additional information about the Fund companies’ revenue, earnings and cash flow growth expectations, the evolving trends of the global economic reopening and the impact of some of the pressures discussed earlier. This will further shape our outlook for each business model and their prospects. We believe the environment will continue to improve for high-quality businesses as more fundamental information highlights the inherent strengths that such businesses possess, and which differentiates them from less robust competition.

We are tremendously grateful for the ongoing support of our firm and investment strategies from our shareholders, partners and clients and we trust that we will continue to deliver the results you expect of us.

We invite you to seek additional information about the Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Cordially,

The Jensen Global Quality Growth Investment Team

8	Jensen Global Quality Growth Fund	Annual Report

This discussion and analysis of the Fund is as of May 31, 2021 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in global large-capitalization companies, which involve additional risks such as the inability to respond quickly to new competition in the market and the inability to attain high growth rates as opposed to smaller companies.

The MSCI All Country World Cap Index is a market cap-weighted index that is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. As of June 2021, it covers more than 2,900 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is unmanaged, and you cannot invest directly in an index.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Return on Equity (ROE): Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Must be preceded or accompanied by a prospectus for the Jensen Global Quality Growth Fund.

The Jensen Global Quality Growth Fund is distributed by Quasar Distributors, LLC.

Annual Report	Jensen Global Quality Growth Fund	9

Jensen Quality Value Fund - Class J (Unaudited)

Average Annual Total Returns – For periods ended May 31, 2021 (Unaudited)	1 year	3 years	5 years	10 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	45.37%	15.76%	13.92%	11.31%	11.30%
Russell 2500® Total Return Index	60.45%	15.06%	16.06%	12.48%	13.60%

The Russell 2500® Total Return Index is a market capitalization weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $10,000 made on May 31, 2011. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

10	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund - Class I (Unaudited)

Average Annual Total Returns – For periods ended May 31, 2021 (Unaudited)	1 year	3 years	5 years	10 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class I	45.80%	16.07%	14.17%	11.51%	11.50%
Russell 2500® Total Return Index	60.45%	15.06%	16.06%	12.48%	13.60%

The Russell 2500® Total Return Index is a market capitalization weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $250,000 made on May 31, 2011. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Value Fund	11

Jensen Quality Value Fund - Class Y (Unaudited)

Average Annual Total Returns –	1 year	Since Inception
For periods ended May 31, 2021 (Unaudited)		(01/15/2020)
Jensen Quality Value Fund - Class Y	45.72%	22.54%
Russell 2500® Total Return Index	60.45%	25.77%

The Russell 2500® Total Return Index is a market capitalization weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $1,000,000 made on January 15, 2020, the inception date for Class Y shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

12	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund

Investments by Sector as of May 31, 2021
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/ or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services.

Annual Report	Jensen Quality Value Fund	13

Jensen Global Quality Growth Fund - Class J (Unaudited)

Average Annual Total Returns –	1 year	Since Inception
For periods ended May 31, 2021 (Unaudited)		(4/15/2020)
Jensen Global Quality Growth Fund - Class J	31.94%	37.07%
MSCI All Country World Index Net (USD)	41.85%	47.59%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $10,000 made on April 15, 2020, the inception date for Class J shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

14	Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund - Class I (Unaudited)

Average Annual Total Returns –	1 year	Since Inception
For periods ended May 31, 2021 (Unaudited)		(4/15/2020)
Jensen Global Quality Growth Fund - Class I	32.27%	37.37%
MSCI All Country World Index Net (USD)	41.85%	47.59%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $250,000 made on April 15, 2020, the inception date for Class I shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Global Quality Growth Fund	15

Jensen Global Quality Growth Fund - Class Y (Unaudited)

Average Annual Total Returns – For periods ended May 31, 2021 (Unaudited)	1 year	Since Inception (4/15/2020)
Jensen Global Quality Growth Fund - Class Y	32.29%	37.39%
MSCI All Country World Index Net (USD)	41.85%	47.59%

The MSCI All Country World Index Net (USD) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The chart at the top of the page assumes an initial gross investment of $1,000,000 made on April 15, 2020, the inception date for Class Y shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

16	Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund

Allocation of Portfolio Holdings as of May 31, 2021
(as a Percentage of Total Investments) (Unaudited)

Annual Report	Jensen Global Quality Growth Fund	17

Statements of Assets & Liabilities
May 31, 2021

	Jensen	Jensen
	Quality	Global Quality
Assets:	Value Fund	Growth Fund
Investments, at value (cost $102,192,671 and $22,591,268, respectively)	$131,170,654	$26,792,891
Income receivable	133,775	47,096
Receivable for capital stock issued	803,761	265,250
Other Assets	38,025	32,241
Total Assets	132,146,215	27,137,478

Liabilities:
Payable for capital stock redeemed	134,718	–
Payable for 12b-1 fees - Class J	8,665	905
Payable to Adviser	47,951	10,857
Payable to affiliates	25,207	20,105
Accrued expenses and other liabilities	17,889	8,258
Total Liabilities	234,430	40,125
NET ASSETS	$131,911,785	$27,097,353

Net Assets Consist of:
Capital stock	$100,992,500	$22,905,209
Total distributable earnings	30,919,285	4,192,144
Total Net Assets	$131,911,785	$27,097,353

Net Assets Consist of:
Class J Shares:
Net Assets	$37,105,316	$1,699,915
Shares of beneficial interest outstanding	2,123,910	119,743
Net Asset Value, Offering Price and Redemption Price Per Share
(unlimited number of shares authorized, $.001 par value)	$17.47	$14.20
Class I Shares:
Net Assets	$44,113,090	$1,842,448
Shares of beneficial interest outstanding	2,531,238	129,659
Net Asset Value, Offering Price and Redemption Price Per Share
(unlimited number of shares authorized, $.001 par value)	$17.43	$14.21
Class Y Shares:
Net Assets	$50,693,379	$23,554,990
Shares of beneficial interest outstanding	2,915,274	1,657,784
Net Asset Value, Offering Price and Redemption Price Per Share
(unlimited number of shares authorized, $.001 par value)	$17.39	$14.21

The accompanying notes are an integral part of these financial statements.

18	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Jensen Quality Value Fund

Schedule of Investments
May 31, 2021

Common Stocks - 97.07%

shares	Air Freight & Logistics - 3.96%	value
41,530	Expeditors International of Washington, Inc.	$5,219,906

shares	Auto Components - 2.19%	value
81,320	Gentex Corp.	$2,886,860

shares	Building Products - 2.81%	value
10,610	Lennox International, Inc.	$3,712,757

shares	Capital Markets - 3.94%	value
15,560	FactSet Research Systems, Inc.	$5,202,642

shares	Chemicals - 1.11%	value
6,710	Scotts Miracle-Gro Co.	$1,458,553

shares	Commercial Services & Supplies - 6.70%	value
43,930	Copart, Inc. (a)	$5,667,409
66,400	Herman Miller, Inc.	$3,173,920
		$8,841,329

shares	Communications Equipment - 2.09%	value
14,870	F5 Networks, Inc. (a)	$2,757,344

shares	Containers & Packaging - 3.77%	value
48,120	Crown Holdings, Inc.	$4,967,909

shares	Distributors - 3.92%	value
39,400	Genuine Parts Co.	$5,166,128

shares	Electronic Equipment, Instruments & Components - 0.28%	value
5,540	Amphenol Corp. - Class A	$372,620

shares	Food & Staples Retailing - 2.63%	value
94,020	Kroger Co.	$3,476,860

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	19

Jensen Quality Value Fund
Schedule of Investments continued
May 31, 2021

shares	Food Products - 5.96%	value
47,220	Campbell Soup Co.	$2,298,197
48,260	General Mills, Inc.	$3,033,623
38,550	Kellogg Co.	$2,524,640
		$7,856,460

shares	Health Care Equipment & Supplies - 4.13%	value
48,940	Hill-Rom Holdings, Inc.	$5,446,043

shares	Health Care Providers & Services - 8.26%	value
62,560	Encompass Health Corp.	$5,367,022
20,170	Laboratory Corporation of America Holdings (a)	$5,536,262
		$10,903,284

shares	Household Products - 2.25%	value
34,640	Church & Dwight Co, Inc.	$2,969,687

shares	IT Services - 7.81%	value
33,469	Broadridge Financial Solutions, Inc.	$5,337,636
32,280	MAXIMUS, Inc.	$2,991,388
19,490	Paychex, Inc.	$1,971,219
		$10,300,243

shares	Leisure Products - 4.02%	value
55,220	Hasbro, Inc.	$5,299,463

shares	Machinery - 2.21%	value
47,430	Donaldson Co, Inc.	$2,921,214

shares	Professional Services - 8.02%	value
23,340	Equifax, Inc.	$5,485,833
29,450	Verisk Analytics, Inc.	$5,089,843
		$10,575,676

shares	Real Estate Management & Development - 2.92%	value
43,920	CBRE Group, Inc. - Class A (a)	$3,855,298

The accompanying notes are an integral part of these financial statements.

20	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund
Schedule of Investments continued
May 31, 2021

shares	Road & Rail - 2.92%	value
22,590	Landstar System, Inc.	$3,851,595

shares	Semiconductors & Semiconductor Equipment - 4.64%	value
31,830	Microchip Technology, Inc.	$4,995,719
28,031	ON Semiconductor Corp. (a)	$1,122,361
		$6,118,080

shares	Specialty Retail - 4.89%	value
38,290	Best Buy Company, Inc.	$4,450,830
11,000	Tractor Supply Co.	$1,998,700
		$6,449,530

shares	Textiles, Apparel & Luxury Goods - 4.34%	value
25,660	Carter’s, Inc.	$2,623,478
115,700	Levi Strauss & Co. - Class A	$3,096,132
		$5,719,610

shares	Trading Companies & Distributors - 1.30%	value
3,700	WW Grainger, Inc.	$1,709,992

Total Common Stocks		value
(Cost $99,061,100)		$128,039,083

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	21

Jensen Quality Value Fund
Schedule of Investments continued
May 31, 2021

Short-Term Investments - 2.37%
shares		value
3,131,571	First American Treasury Obligations Fund - Class X, 0.016% (b)	$3,131,571

Total Short-Term Investments		value
(Cost $3,131,571)		$3,131,571

Total Investments		value
(Cost $102,192,671) - 99.44%		$131,170,654
Other Assets in Excess of Liabilities - 0.56%		$741,131
TOTAL NET ASSETS - 100.00%		$131,911,785

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Seven day yield as of May 31, 2021.

The accompanying notes are an integral part of these financial statements.

22	Jensen Quality Value Fund	Annual Report

Jensen Global Quality Growth Fund
Schedule of Investments
May 31, 2021

Common Stocks - 97.79%

shares	Canada - 6.75%	value
26,070	Alimentation Couche-Tard, Inc. - Class B	$953,415
7,780	Canadian National Railway Co.	$875,858
		$1,829,273

shares	Cayman Islands - 3.07%	value
10,650	Tencent Holdings Ltd.	$832,627

shares	Finland - 1.72%	value
5,730	Kone Oyj - Class B	$466,173

shares	France - 3.04%	value
590	Hermes International	$822,016

shares	Germany - 3.47%	value
6,710	SAP SE	$939,494

shares	Ireland - 3.35%	value
3,220	Accenture PLC - Class A	$908,555

shares	Spain - 1.55%	value
5,570	Amadeus IT Group SA (a)	$420,293

shares	Switzerland - 2.66%	value
5,840	Nestle SA	$721,346

shares	Taiwan - 3.83%	value
8,850	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	$1,038,636

shares	United Kingdom - 12.63%	value
7,390	AstraZeneca PLC	$842,262
31,860	Compass Group PLC (a)	$726,262
22,850	Diageo PLC	$1,101,902
39,380	GlaxoSmithKline PLC	$751,124
		$3,421,550

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	23

Jensen Global Quality Growth Fund
Schedule of Investments continued
May 31, 2021

shares	United States - 55.72%	value
5,190	3M Co.	$1,053,778
495	Alphabet, Inc. - Class A (a)	$1,166,640
5,930	Apple, Inc.	$738,937
4,030	Automatic Data Processing, Inc.	$789,961
3,460	Becton Dickinson and Co.	$836,939
2,760	Broadridge Financial Solutions, Inc.	$440,165
3,670	Equifax, Inc.	$862,596
1,880	Home Depot, Inc.	$599,551
1,510	Intuit, Inc.	$663,026
5,350	Johnson & Johnson	$905,487
1,360	Mastercard, Inc. - Class A	$490,389
4,260	Microsoft Corp.	$1,063,638
6,080	NIKE, Inc. - Class B	$829,676
7,330	PepsiCo, Inc.	$1,084,400
21,540	Pfizer, Inc.	$834,244
7,020	Starbucks Corp.	$799,437
3,530	Stryker Corp.	$901,104
2,970	Texas Instruments, Inc.	$563,765
2,750	Verisk Analytics, Inc.	$475,283
		$15,099,016

Total Common Stocks		value
(Cost $22,297,356)		$26,498,979

The accompanying notes are an integral part of these financial statements.

24	Jensen Global Quality Growth Fund	Annual Report

Jensen Global Quality Growth Fund
Schedule of Investments continued
May 31, 2021

Short-Term Investments - 1.09%
shares	United States - 1.09%	value
293,912	First American Treasury Obligations Fund - Class X, 0.016% (b)	$293,912

Total Short-Term Investments		value
(Cost $293,912)		$293,912

Total Investments		value
(Cost $22,591,268) - 98.88%		$26,792,891
Other Assets in Excess of Liabilities - 1.12%		$304,462
TOTAL NET ASSETS - 100.00%		$27,097,353

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Seven day yield as of May 31, 2021.

Abbreviations:

ADR	American Depositary Receipt
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Liability Company.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	25

Statements of Operations
For the Year Ended May 31, 2021

	Jensen	Jensen
	Quality	Global Quality
Investment Income:	Value Fund	Growth Fund
Dividend income	$1,151,221	$299,653(1)
Interest income	1,281	222
Total Investment Income	1,152,502	299,875

Expenses:
Investment management fees	519,674	123,661
Federal and state registration fees	64,309	62,378
Transfer agent fees	47,196	45,183
12b-1 fees - Class J	46,387	3,544
Administration fees	37,116	20,490
Legal fees	31,774	15,519
Fund accounting fees	27,643	25,575
Reports to shareholders	24,013	2,761
Audit and tax fees	17,502	18,513
Transfer agent expenses	13,160	170
Chief Compliance Officer fees	12,086	12,512
Trustees' fees	12,065	11,424
Custody fees	5,221	11,254
Shareholder servicing fees - Class I	3,880	224
Insurance expense	2,560	2,013
Other	4,333	5,672
Total expenses	868,919	360,893
Less waivers and reimbursements by Adviser (Note 4)	(179,053)	(192,244)
Net expenses	689,866	168,649

Net Investment Income	462,636	131,226

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	3,227,417	(30,057)
Foreign currency translations	–	(12,029)
Change in unrealized appreciation on:
Investments	26,173,329	4,091,743
Foreign currency translations	–	154
Net realized and unrealized gain on investments	29,400,746	4,049,811

Net Increase In Net Assets Resulting From Operations	$29,863,382	$4,181,037

(1)	Net of $11,760 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

26	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Statements of Changes in Net Assets

	Jensen Quality Value Fund
	Year Ended	Year Ended
Operations:	May 31, 2021	May 31, 2020
Net investment income	$462,636	$365,038
Net realized gain (loss) on investment transactions	3,227,417	(20,119)
Change in unrealized appreciation on investments	26,173,329	1,334,611
Net increase in net assets resulting from operations	29,863,382	1,679,530

Capital Share Transactions:
Shares Sold - Class J	29,229,279	4,915,614
Shares Sold - Class I	39,818,611	5,079,121
Shares Sold - Class Y	2,004,611	38,876,802
Shares issued to holders in reinvestment of dividends - Class J	217,536	180,055
Shares issued to holders in reinvestment of dividends - Class I	284,657	1,642,893
Shares issued to holders in reinvestment of dividends - Class Y	609,342	86,786
Shares redeemed - Class J	(5,548,247)	(1,012,678)
Shares redeemed - Class I	(5,441,727)	(40,833,685)
Shares redeemed - Class Y	(2,400,467)	(230,205)
Net increase in net assets from capital share transactions	58,773,595	8,704,703

Dividends And Distributions to Shareholders:
Net dividends and distributions - Class J	(217,831)	(181,128)
Net dividends and distributions - Class I	(284,663)	(1,642,893)
Net dividends and distributions - Class Y	(609,342)	(86,786)
Total dividends and distributions	(1,111,836)	(1,910,807)
Increase In Net Assets	87,525,141	8,473,426

Net Assets:
Beginning of year	$44,386,644	$35,913,218
End of year	$131,911,785	$44,386,644

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	27

Statements of Changes in Net Assets

	Jensen Global Quality Growth Fund
Operations:	Year Ended May 31, 2021	Period Ended May 31, 2020(1)
Net investment income	$131,226	$3,555
Net realized gain (loss) on:
Investments	(30,057)	1,557
Foreign currency translations	(12,029)	(2,430)
Change in unrealized appreciation on:
Investments	4,091,743	109,880
Foreign currency translations	154	16
Net increase in net assets resulting from operations	4,181,037	112,578

Capital Share Transactions:
Shares Sold - Class J	1,003,526	429,814
Shares Sold - Class I	1,389,786	210,941
Shares Sold - Class Y	18,812,671	1,134,766
Shares issued to holders in reinvestment of dividends - Class J	5,859	–
Shares issued to holders in reinvestment of dividends - Class I	7,176	–
Shares issued to holders in reinvestment of dividends - Class Y	88,121	–
Shares redeemed - Class J	(133,030)	(101)
Shares redeemed - Class I	(42,683)	(101)
Shares redeemed - Class Y	(1,435)	(101)
Net increase in net assets from capital share transactions	21,129,991	1,775,218

Dividends and Distributions to Shareholders:
Net dividends and distributions - Class J	(6,173)	–
Net dividends and distributions - Class I	(7,177)	–
Net dividends and distributions - Class Y	(88,121)	–
Total dividends and distributions	(101,471)	–
Increase In Net Assets	25,209,557	1,887,796

Net Assets:
Beginning of period	$1,887,796	$–
End of period	$27,097,353	$1,887,796

(1)	The Fund commenced operations on April 15, 2020.

The accompanying notes are an integral part of these financial statements.

28	Jensen Global Quality Growth Fund	Annual Report

Financial Highlights
Jensen Quality Value Fund - Class J

Per Share Data:	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018	year ended May 31, 2017
Net asset value, beginning of period	$12.17	$12.24	$12.59	$12.14	$10.74
Income from investment
operations:
Net investment income(1)	0.06	0.08	0.10	0.11	0.15
Net realized and unrealized
gain on investments	5.43	0.41	0.22	0.86	1.40
Total from investment operations	5.49	0.49	0.32	0.97	1.55
Less distributions:
Dividends from net
investment income	(0.06)	(0.08)	(0.10)	(0.08)	(0.15)
Distributions from net realized
gain on investments	(0.13)	(0.48)	(0.57)	(0.44)	–
Total distributions	(0.19)	(0.56)	(0.67)	(0.52)	(0.15)
Net asset value, end of period	$17.47	$12.17	$12.24	$12.59	$12.14
Total return	45.37%	3.72%	2.89%	7.98%	14.52%
Supplemental data and ratios:
Net assets, end of period (000’s)	$37,105	$6,569	$2,444	$2,482	$2,598
Ratio of expenses to average
net assets
Before waivers and
reimbursements of expenses	1.25%	1.57%	1.50%	1.51%	1.68%
After waivers and
reimbursements of expenses	1.05%	1.05%	1.05%	1.11%(2)	1.25%
Ratio of net investment
income to average net assets
Before waivers and
reimbursements of expenses	0.18%	0.16%	0.39%	0.50%	0.88%
After waivers and
reimbursements of expenses	0.38%	0.68%	0.84%	0.90%(2)	1.31%
Portfolio turnover rate	18.15%	36.19%	42.51%	44.29%	71.33%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Effective September 30, 2017, the expense cap for Class J shares was decreased from 1.00% to 0.80% excluding Rule 12b-1 fees of 0.25%

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	29

Financial Highlights
Jensen Quality Value Fund - Class l

Per Share Data:	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018	year ended May 31, 2017
Net asset value, beginning of period	$12.13	$12.18	$12.52	$12.08	$10.69
Income from investment
operations:
Net investment income(1)	0.09	0.12	0.13	0.14	0.16
Net realized and unrealized
gain on investments	5.42	0.39	0.23	0.85	1.40
Total from investment operations	5.51	0.51	0.36	0.99	1.56
Less distributions:
Dividends from net
investment income	(0.08)	(0.08)	(0.13)	(0.11)	(0.17)
Distributions from net realized
gain on investments	(0.13)	(0.48)	(0.57)	(0.44)	–
Total distributions	(0.21)	(0.56)	(0.70)	(0.55)	(0.17)
Net asset value, end of period	$ 17.43	$ 12.13	$ 12.18	$ 12.52	$12.08
Total return	45.80%	3.88%	3.25%	8.15%	14.73%
Supplemental data and ratios:
Net assets, end of period (000’s)	$44,113	$2,491	$33,470	$32,555	$30,550
Ratio of expenses to average
net assets
Before waivers and
reimbursements of expenses	1.00%	1.23%	1.27%	1.28%	1.46%
After waivers and
reimbursements of expenses	0.82%	0.82%	0.82%	0.91%(2)	1.10%
Ratio of net investment
income to average net assets
Before waivers and
reimbursements of expenses	0.42%	0.51%	0.62%	0.73%	1.05%
After waivers and
reimbursements of expenses	0.60%	0.92%	1.07%	1.10%(2)	1.41%
Portfolio turnover rate	18.15%	36.19%	42.51%	44.29%	71.33%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Effective September 30, 2017, the expense cap for Class I shares was decreased from 1.00% to 0.80% excluding shareholder servicing fees of up to 0.10%.

The accompanying notes are an integral part of these financial statements.

30	Jensen Quality Value Fund	Annual Report

Financial Highlights
Jensen Quality Value Fund - Class Y

Per Share Data:	year ended May 31, 2021	period ended May 31, 2020(1)
Net asset value, beginning of period	$12.11	$13.38
Income from investment operations:
Net investment income(2)	0.10	0.04
Net realized and unrealized gain (loss) on investments	5.40	(1.28)
Total from investment operations	5.50	(1.24)
Less distributions:
Dividends from net investment income	(0.09)	(0.03)
Distributions from net realized gain on investments	(0.13)	–
Total distributions	(0.22)	(0.03)
Net asset value, end of period	$17.39	$12.11
Total return(3)	45.72%	-9.24%
Supplemental data and ratios:
Net assets, end of period (000’s)	$50,693	$35,326
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.05%	1.52%(4)
After waivers and reimbursements of expenses	0.80%	0.80%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	0.40%	0.23%(4)
After waivers and reimbursements of expenses	0.65%	0.95%(4)
Portfolio turnover rate	18.15%	36.19%(3)

(1)	Class Y shares commenced operations on January 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	31

Financial Highlights
Jensen Global Quality Growth Fund - Class J

	year ended	period ended
Per Share Data:	May 31, 2021	May 31, 2020(1)
Net asset value, beginning of period	$10.81	$10.00
Income from investment operations:
Net investment income(2)	0.06	0.02
Net realized and unrealized gain on investments	3.38	0.79
Total from investment operations	3.44	0.81
Less distributions:
Dividends from net investment income	(0.05)	–
Total distributions	(0.05)	–
Net asset value, end of period	$14.20	$10.81
Total return(3)	31.94%	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$1,700	$454
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	2.68%	33.40%(4)
After waivers and reimbursements of expenses	1.25%	1.25%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses	(0.92)%	(30.52)%(4)
After waivers and reimbursements of expenses	0.51%	1.63%(4)
Portfolio turnover rate	4.05%	0.00%(3)

(1)	The Fund commenced operations on April 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

32	Jensen Global Quality Growth Fund	Annual Report

Financial Highlights
Jensen Global Quality Growth Fund - Class I

	year ended	period ended
Per Share Data:	May 31, 2021	May 31, 2020(1)
Net asset value, beginning of period	$10.81	$10.00
Income from investment operations:
Net investment income(2)	0.11	0.02
Net realized and unrealized gain on investments	3.37	0.79
Total from investment operations	3.48	0.81
Less distributions:
Dividends from net investment income	(0.08)	–
Total distributions	(0.08)	–
Net asset value, end of period	$14.21	$10.81
Total return(3)	32.27%	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$1,842	$227
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	2.11%	33.49%(4)
After waivers and reimbursements of expenses	1.02%	1.02%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses	(0.28)%	(30.60)%(4)
After waivers and reimbursements of expenses	0.81%	1.87%(4)
Portfolio turnover rate	4.05%	0.00%(3)

(1)	The Fund commenced operations on April 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Global Quality Growth Fund	33

Financial Highlights
Jensen Global Quality Growth Fund - Class Y

	year ended	period ended
Per Share Data:	May 31, 2021	May 31, 2020(1)
Net asset value, beginning of period	$10.81	$10.00
Income from investment operations:
Net investment income(2)	0.11	0.03
Net realized and unrealized gain on investments	3.37	0.78
Total from investment operations	3.48	0.81
Less distributions:
Dividends from net investment income	(0.08)	–
Total distributions	(0.08)	–
Net asset value, end of period	$14.21	$10.81
Total return(3)	32.29%	8.10%
Supplemental data and ratios:
Net assets, end of period (000’s)	$23,555	$1,206
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	2.15%	32.29%(4)
After waivers and reimbursements of expenses	1.00%	1.00%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses	(0.32)%	(29.29)%(4)
After waivers and reimbursements of expenses	0.83%	2.00%(4)
Portfolio turnover rate	4.05%	0.00%(3)

(1)	The Fund commenced operations on April 15, 2020.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

34	Jensen Global Quality Growth Fund	Annual Report

Notes to Financial Statements
May 31, 2021

1. Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund, formerly known as the Jensen Value Fund, and the Jensen Global Quality Growth Fund (each, a “Fund,” and together, the “Funds”), each represent a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Jensen Quality Value Fund and the Jensen Global Quality Growth Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Class J and Class I shares of the Jensen Quality Value Fund became effective and commenced operations on March 31, 2010. The Class Y shares of the Jensen Quality Value Fund became effective and commenced operations on January 15, 2020. The Jensen Global Quality Growth Fund commenced investment operations on April 15, 2020 for Class J, Class I, and Class Y shares. For both Funds, Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee of up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Funds’ investment adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services–Investment Companies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each equity security owned by the Funds that is listed on a securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange or (ii) the latest sales price on the Composite Market

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for the day such security is being valued. “Composite Market“ means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by an approved independent pricing service (“Pricing Service”).

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time a Fund calculates its net asset value (“NAV”), whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by a Pricing Service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Foreign securities are traded on foreign exchanges which typically close before the close of business on each day on which the NYSE is open. Each security trading on these exchanges may be valued utilizing a systematic fair valuation model provided by a Pricing Service. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close and are classified as Level 2 securities. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies are valued at the NAV of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

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FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

● Level 1 –	Quoted prices in active markets for identical securities.

● Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s investments carried at fair value as of May 31, 2021:

Jensen Quality Value Fund	Level 1	Level 2	Level 3	Total
Common Stock(1)	$128,039,083	$—	$—	$128,039,083
Short-Term Investments	3,131,571	—	—	3,131,571
Total Investments	$131,170,654	$—	$—	$131,170,654

Jensen Global Quality Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock(1)	$18,875,480	$7,623,499	$—	$26,498,979
Short-Term Investments	293,912	—	—	293,912
Total Investments	$19,169,392	$7,623,499	$—	$26,792,891

(1)	For further information regarding security characteristics, please see the Schedules of Investments.

The Funds did not hold any investments during the year ended May 31, 2021 with significant unobservable inputs which would be classified as Level 3. The Funds did not hold financial derivative instruments during the year ended May 31, 2021.

(b) Foreign Securities and Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales

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and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended May 31, 2021, the Funds did not incur any interest or penalties. The Funds have no examinations in progress. The Funds are also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders – The Funds will declare and distribute any net investment income quarterly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

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(e) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation – The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

(g) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution (12b-1) and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other – Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Witholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

3. Federal Tax Matters

The tax character of distributions paid during the years ended May 31, 2021 and May 31, 2020 were as follows:

Jensen Quality Value Fund	May 31, 2021	May 31, 2020
Ordinary Income	$944,570	$337,802
Long-Term Capital Gain	$167,266	$1,573,005

Jensen Global Quality Growth Fund	May 31, 2021	May 31, 2020(1)
Ordinary Income	$101,471	$—
Long-Term Capital Gain	$—	$—

(1)	The Jensen Global Quality Growth Fund commenced operations on April 15, 2020.

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The components of distributable earnings on a tax basis as of May 31, 2021 were as follows:

	Jensen Quality	Jensen Global
	Value Fund	Quality Growth Fund
Cost basis of investments for federal income tax purposes	$102,213,363	$22,593,519
Gross tax unrealized appreciation	$29,451,754	$4,359,739
Gross tax unrealized depreciation	(494,463)	(160,197)
Net tax unrealized appreciation	28,957,291	4,199,542
Undistributed ordinary income	344,078	25,050
Undistributed long-term capital gain	1,617,916	—
Distributable earnings	1,961,994	25,050
Other accumulated losses	—	(32,448)
Total distributable earnings	$30,919,285	$4,192,144

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

At May 31, 2021, the Jensen Global Quality Growth Fund had short-term capital loss carryovers of $32,448.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent difference relates to tax equalization.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Jensen Quality	Jensen Global
	Value Fund	Quality Growth Fund
Total Distributable Earnings	$(49,111)	$—
Paid-in Capital	$49,111	$—

4. Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.65% and 0.75% of each Fund’s average daily net assets for the Jensen Quality Value Fund and Jensen Global Quality Growth Fund, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse a Fund’s other expenses at least through the expiration dates listed below, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses,

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expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets (the “Expense Limitation Cap”).

	Expiration Date	Expense Limitation Cap
Jensen Quality Value Fund	September 30, 2021	0.80%
Jensen Global Quality Growth Fund	April 15, 2022	1.00%

For the year ended May 31, 2021, expenses of $37,545, $34,772 and $106,736 were waived or reimbursed by the Adviser for Class J, Class I and Class Y shares, respectively for the Jensen Quality Value Fund. For the year ended May 31, 2021, expenses of $20,313, $12,145 and $159,786 were waived or reimbursed by the Adviser for Class J, Class I and Class Y shares, respectively for the Jensen Global Quality Growth Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. During the year ended May 31, 2021, $131,227 of previously waived expenses subject to recovery for the Jensen Quality Value Fund expired.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal period ending:

	Jensen Quality	Jensen Global
	Value Fund	Quality Growth Fund
May 31, 2022	$162,498	$—
May 31, 2023	$199,269	$58,882
May 31, 2024	$179,053	$192,244

5. Distribution and Shareholder Servicing Plan

The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor” or “Quasar”), the Funds’ distributor and principal underwriter, a distribution fee of 0.25% of a Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”), on behalf of the Funds, which authorizes it to pay up to 0.10% of a Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing and maintenance of Class I shareholder accounts. The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Fees incurred for the year ended May 31, 2021, and owed as of May 31, 2021 are summarized below. The fees owed to the Distributor are included within accrued expenses and other liabilities on the Statement of Assets and Liabilities.

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12b-1 Plan	Incurred	Owed
Jensen Quality Value Fund	46,387	8,665
Jensen Global Quality Growth Fund	3,544	905

Shareholder Servicing	Incurred	Owed
Jensen Quality Value Fund	3,880	415
Jensen Global Quality Growth Fund	224	88

6. Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended May 31, 2021, and owed as of May 31, 2021 are as follows:

Administration	Incurred	Owed
Jensen Quality Value Fund	37,116	6,524
Jensen Global Quality Growth Fund	20,490	3,386

Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank National Association (“US Bank”), an affiliate of Fund Services, serves as the Funds’ custodian. Fees incurred for the year ended May 31, 2021 and owed as of May 31, 2021 for fund accounting, transfer agency, and custody fees are as follows:

Fund Accounting	Incurred	Owed
Jensen Quality Value Fund	27,643	5,103
Jensen Global Quality Growth Fund	25,575	4,918

Transfer Agency	Incurred	Owed
Jensen Quality Value Fund	60,356	10,409
Jensen Global Quality Growth Fund	45,353	7,698

Custody	Incurred	Owed
Jensen Quality Value Fund	5,221	1,089
Jensen Global Quality Growth Fund	11,254	2,021

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The Jensen Quality Value Fund and Jensen Global Quality Growth Fund have lines of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fees incurred for the year ended May 31, 2021, and owed as of May 31, 2021 were as follows:

	Incurred	Owed
Jensen Quality Value Fund	12,086	2,082
Jensen Global Quality Growth Fund	12,512	2,082

7. Capital Share Transactions

Transactions in shares of the Funds were as follows:

Jensen Quality Value Fund

	year ended	year ended
Class J	May 31, 2021	May 31, 2020
Shares sold	1,933,178	406,959
Shares issued in reinvestment of dividends	14,609	13,720
Shares redeemed	(363,711)	(80,413)
Net increase	1,584,076	340,266

	year ended	year ended
Class I	May 31, 2021	May 31, 2020
Shares sold	2,654,916	412,126
Shares issued in reinvestment of dividends	19,030	125,017
Shares redeemed	(348,042)	(3,080,565)
Net increase (decrease)	2,325,904	(2,543,422)

	year ended	period ended
Class Y	May 31, 2021	May 31, 2020(1)
Shares sold	129,005	2,931,198
Shares issued in reinvestment of dividends	42,098	8,058
Shares redeemed	(173,675)	(21,410)
Net increase (decrease)	(2,572)	2,917,846

(1)	Class Y commenced operations January 15, 2020.

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Jensen Global Quality Growth Fund

	year ended	period ended
Class J	May 31, 2021	May 31, 2020(2)
Shares sold	86,859	42,026
Shares issued in reinvestment of dividends	461	0
Shares redeemed	(9,593)	(10)
Net increase	77,727	42,016

	year ended	period ended
Class I	May 31, 2021	May 31, 2020(2)
Shares sold	111,106	21,050
Shares issued in reinvestment of dividends	557	0
Shares redeemed	(3,044)	(10)
Net increase	108,619	21,040

	year ended	period ended
Class Y	May 31, 2021	May 31, 2020(2)
Shares sold	1,539,423	111,588
Shares issued in reinvestment of dividends	6,892	0
Shares redeemed	(109)	(10)
Net increase	1,546,206	111,578

(2)	The Jensen Global Quality Growth Fund commenced operations April 15, 2020.

8. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended May 31, 2021 are summarized below. For the year ended May 31, 2021, there were no purchases or sales of U.S. government securities for the Funds.

	Purchases	Sales
Jensen Quality Value Fund	70,207,159	13,942,175
Jensen Global Quality Growth Fund	21,359,370	646,488

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9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. At May 31, 2021, the following shareholders held over 25% of a Fund’s shares outstanding:

Jensen Quality Value Fund

Class J
Charles Schwab & Co. Inc.	39.16%
National Financial Services LLC	34.04%

Class I
National Financial Services LLC	36.59%

Class Y
Pershing, LLC.	92.45%

Jensen Global Quality Growth Fund

Class J
Wells Fargo Clearing Services LLC	70.89%

Class I
Charles Schwab & Co. Inc.	84.48%

Class Y
Pershing, LLC.	92.13%

10. Line of Credit

At May 31, 2021, the Jensen Quality Value Fund and Jensen Global Quality Growth Fund had lines of credit in the amount of the lesser of $3,000,000 and $2,000,000, respectively, or 33.33% of the fair value of unencumbered assets of each Fund, which mature on August 7, 2021. The Jensen Global Quality Growth Fund line of credit became effective February 10, 2021. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The interest rate on outstanding principal amounts is equal to the prime rate (3.25% as of May 31, 2021). The credit facility is with the Funds’ custodian, US Bank. During the year ended May 31, 2021, the Jensen Quality Value Fund and Jensen Global Quality Growth Fund did not utilize their lines of credit.

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11. Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in related public health issues, growth concerns in the U.S. and overseas, temporary and permanent layoffs in the private sector and rising unemployment claims and reduced consumer spending. The recovery from the lasting effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

12. Subsequent Events

Ordinary Income

On June 10, 2021, the following distributions were declared and paid from ordinary income to shareholders of record as of June 9, 2021:

	Class J	Class I	Class Y
Jensen Quality Value Fund	19,276	45,008	53,484
Jensen Global Quality Growth Fund	1,286	2,400	31,789

The Distributor

On June 30, 2021, Foreside Financial Group, LLC (“Foreside”), the ultimate parent company of Quasar, the Funds’ distributor, and Lovell Minnick Partners, LLC (“LMP”) announced they had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”), a private equity firm specializing in financial and related business services companies. Genstar will acquire a majority stake in Foreside, and LMP will exit its investment in Foreside. The transaction is anticipated to close, subject to any necessary governmental and regulatory approvals, in the third quarter of 2021. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

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Expense Example – May 31, 2021 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment management fees, distribution (12b-1) fees (Class J only) and shareholder servicing fees (Class I only), and other Fund expenses, which are indirectly paid by shareholders. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period referenced in each table.

Actual Expenses

The first lines of the tables below for each share class of the Funds provide information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below for each share class of the Funds provide information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Funds, may be charged by other funds. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

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Expense Example Tables (Unaudited)

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	December 1, 2020 –
Jensen Quality Value Fund – Class J	December 1, 2020	May 31, 2021	May 31, 2021
Actual	$1,000.00	$1,194.90	$5.75
Hypothetical (5% return before expenses)	1,000.00	1,019.70	5.29

*	Expenses are equal to Class J’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	December 1, 2020 –
Jensen Quality Value Fund – Class I	December 1, 2020	May 31, 2021	May 31, 2021
Actual	$1,000.00	$1,196.60	$4.49
Hypothetical (5% return before expenses)	1,000.00	1,020.84	4.13

*	Expenses are equal to Class I’s annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	December 1, 2020 –
Jensen Quality Value Fund – Class Y	December 1, 2020	May 31, 2021	May 31, 2021
Actual	$1,000.00	$1,196.40	$4.38
Hypothetical (5% return before expenses)	1,000.00	1,020.94	4.03

*	Expenses are equal to Class Y’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period*
Jensen Global Quality Growth Fund –	Account Value	Account Value	December 1, 2020 –
Class J	December 1, 2020	May 31, 2021	May 31, 2021
Actual	$1,000.00	$1,137.90	$6.66
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.29

*	Expenses are equal to Class J’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

48	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

			Expenses Paid
	Beginning	Ending	During Period*
Jensen Global Quality Growth Fund –	Account Value	Account Value	December 1, 2020 –
Class I	December 1, 2020	May 31, 2021	May 31, 2021
Actual	$1,000.00	$1,139.00	$5.44
Hypothetical (5% return before expenses)	1,000.00	1,019.85	5.14

*	Expenses are equal to Class I’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period*
Jensen Global Quality Growth Fund –	Account Value	Account Value	December 1, 2020 –
Class Y	December 1, 2020	May 31, 2021	May 31, 2021
Actual	$1,000.00	$1,139.10	$5.33
Hypothetical (5% return before expenses)	1,000.00	1,019.95	5.04

*	Expenses are equal to Class Y’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

1. Shareholder Notification of Federal Tax Status

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund designated 93.33% and 100.00%, respectively, of dividends declared during the fiscal year ended May 31, 2021 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund designated 93.33% and 100.00%, respectively, of dividends declared from net investment income during the fiscal year ended May 31, 2021 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund designated 56.68% and 0.00%, respectively, of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the year ended May 31, 2021.

Additional Information Applicable to Foreign Shareholders Only:

The Jensen Quality Value Fund and Jensen Global Quality Growth Fund designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 800-992-4144. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	49

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Funds’ Form N-PORT reports on the SEC’s website at http://www.sec.gov.

4. Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Funds toll-free at 800-992-4144 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

50	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders Jensen Global Quality Growth Fund and Jensen Quality Value Fund and Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Jensen Global Quality Growth Fund and Jensen Quality Value Fund (the “Funds”), each a series of Trust for Professional Managers, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, the related notes, and the financial highlights for each of the two periods in the period then ended for Jensen Global Quality Growth Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights, for each of the five years in the period then ended for Jensen Quality Value Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of May 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 29, 2021

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	51

Statement Regarding Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Jensen Investment Management, Inc., the investment adviser to the Jensen Quality Value Fund and the Jensen Global Quality Growth Fund (the “Funds”), each a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to each of the Funds (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Jensen Investment Management, Inc. as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Liquidity Risk Management Program Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of a Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 15, 2021, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2020 through December 31, 2020 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator uses ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and each Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for each Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. Neither of the Funds held a significant portion of illiquid investments and the Trust was not required to file Form N-LIQUID on behalf of a Fund for a breach of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

52	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

●	information we receive about you on applications or other forms;
●	information you give us orally; and
●	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information About Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	53

Independent Trustees (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	22	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	22	Pilot, Frontier/ Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).

54	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

Interested Trustee and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	22	President (2017-present), Chief Operating Officer (2016-2020), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee; USA Mutuals (an open-end investment company) (2001-2018); Trustee, Buffalo Funds (an open-end investment company) (2003-2017).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Heartland Advisors, Inc.	N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018- 2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A

Annual Report	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	55

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

56	Jensen Quality Value Fund, Jensen Global Quality Growth Fund	Annual Report

JN-ANNUALQV

Jensen Quality Value Fund Jensen Global Quality Growth Fund
Class I Shares	Class J Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC doing business as
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
111 East Kilborn Avenue, Suite 2200
Milwaukee, WI 53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

jenseninvestment.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2020.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2021	FYE 5/31/2020
(a) Audit Fees	$30,000	$30,000
(b) Audit-Related Fees	$0	$500
(c) Tax Fees	$6,000	$5,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1

	FYE 5/31/2021	FYE 5/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 5/31/2021	FYE 5/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$26,000	$31,900

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

2

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 6, 2020.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title) *	/s/ John Buckel
John Buckel, President

Date	8/3/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	8/3/2021

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	8/3/2021

* Print the name and title of each signing officer under his or her signature.

4